Exhibit 99.1

ON Semiconductor and AMIS Holdings, Inc. Proposed Merger

Registration Statement Declared Effective

PHOENIX, AZ and POCATELLO, ID – Feb. 11, 2008 – ON Semiconductor Corporation (NASDAQ: ONNN) and AMIS Holdings, Inc. (NASDAQ: AMIS), parent company of AMI Semiconductor, today announced that the Securities and Exchange Commission has declared effective the Registration Statement on Form S-4 relating to the proposed merger between ON Semiconductor Corporation and AMIS Holdings. As previously announced, ON and AMIS Holdings have entered into a definitive merger agreement under which ON would acquire AMIS Holdings in a stock-for-stock merger. Under the terms of the agreement, each outstanding share of AMIS Holdings common stock would be exchanged for 1.15 shares of ON common stock.

ON Semiconductor stockholders of record as of the close of business on Jan. 25, 2008 will be mailed the definitive joint proxy statement/prospectus in connection with the proposed merger with AMIS Holdings and will be entitled to vote at the special meeting of ON Semiconductor stockholders. The special meeting of ON stockholders to consider and vote upon the proposed merger with AMIS Holdings has been scheduled for March 12, 2008 at 9:30 a.m., local time, at the principal executive offices of ON Semiconductor, 5005 East McDowell Road, Phoenix, AZ 85008. The transaction is expected to close as soon as practicable under the terms and conditions of the merger agreement, which include, among other things, a requirement that each of ON’s and AMIS’ stockholders approve the merger.

ON Semiconductor stockholders are encouraged to read the definitive joint proxy statement/prospectus in its entirety as it provides, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind ON’s Board of Directors’ recommendation that ON stockholders vote FOR the amendment to ON’s certificate of incorporation and issuance of securities in connection with the merger.

As previously announced on Jan. 31, 2008, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired with respect to, and the German Federal Cartel Office provided clearance for, the proposed merger.

About ON Semiconductor

With its global logistics network and strong portfolio of power semiconductor devices, ON Semiconductor (NASDAQ: ONNN) is a preferred supplier of power solutions to engineers, purchasing professionals, distributors and contract manufacturers in the power supply, computer, cell phone, portable devices, automotive and industrial markets. For more information, please visit ON Semiconductor’s website at http://www.onsemi.com.

About AMI Semiconductor

AMI Semiconductor (NASDAQ: AMIS) is a leader in the design and manufacture of silicon solutions for the real world. As a widely recognized innovator in state-of-the-art mixed-signal and digital products, AMIS is committed to providing customers in the automotive, medical, industrial, mil/aero, and communication markets with the optimal value, quickest time-to-market semiconductor solutions. AMI Semiconductor operates globally with headquarters in Pocatello, Idaho, European corporate offices in Oudenaarde, Belgium, and a network of sales and design centers located in the key markets of the North

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America, Europe and the Asia Pacific region. For more information, please visit the AMIS Web site at www.amis.com.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the benefits of the proposed transaction between ON Semiconductor Corporation (“ON”) and AMIS Holdings, Inc. (“AMIS”) and the future financial performance of ON. These forward-looking statements are based on information available to ON and AMIS as of the date of this release and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond ON’s or AMIS’ control. In particular, such risks and uncertainties include difficulties encountered in integrating merged businesses; the risk that the transaction does not close, including the risk that the requisite stockholder and regulatory approvals may not be obtained; the variable demand and the aggressive pricing environment for semiconductor products; dependence on each company’s ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality its current products; the adverse impact of competitive product announcements; revenues and operating performance, changes in overall economic conditions, the cyclical nature of the semiconductor industry, changes in demand for our products, changes in inventories at customers and distributors, technological and product development risks, availability of raw materials, competitors’ actions, pricing and gross margin pressures, loss of key customers, order cancellations or reduced bookings, changes in manufacturing yields, control of costs and expenses, significant litigation, risks associated with acquisitions and dispositions, risks associated with leverage and restrictive covenants in debt agreements, risks associated with international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2007, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of ON’s SEC filings, and AMIS’ Annual Report on Form 10-K as filed with the SEC on February 28, 2007, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of AMIS’ SEC filings. These forward-looking statements should not be relied upon as representing ON’s or AMIS’ views as of any subsequent date and neither undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

This communication is being made in respect of the proposed transaction involving ON and AMIS. In connection with the proposed transaction, ON has filed with the SEC a Registration Statement on Form S-4 (File No. 333-148630), as amended, containing a joint proxy statement/prospectus and each of ON and AMIS have filed with the SEC other documents regarding the proposed transaction. The joint proxy statement/prospectus will be mailed to stockholders of ON and AMIS on or about February 11, 2008. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by ON and AMIS through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC from ON by directing a request to ON Semiconductor Corporation, 5005 East McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or going to ON’s corporate website at www.onsemi.com, or from AMIS by directing a request to AMIS Holdings, Inc., 2300 Buckskin Road Pocatello, ID, 83201, Attention: Investor Relations (telephone: 208-233-4690) or going to AMIS’ corporate website at www.amis.com. ON Semiconductor stockholders needing assistance with

ON Semiconductor and AMIS Holdings, Inc. Proposed Merger Registration Statement Declared Effective

voting may also contact ON Semiconductor’s proxy advisor, MacKenzie Partners, Inc., at (800) 322-2885. AMIS stockholders needing assistance with voting may contact AMIS’ proxy solicitation firm, The Altman Group, at (866) 406-2289.

ON and AMIS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ON’s directors and executive officers is contained in its annual proxy statement filed with the SEC on April 11, 2007. Information regarding AMIS’ directors and executive officers is contained in AMIS’ annual proxy statement filed with the SEC on May 24, 2007. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC (when available).

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its website in this news release, information on the website is not to be incorporated herein.

Investor Relations Contact:	Media Relations Contact:

Ken Rizvi	Anne Spitza
ON Semiconductor	ON Semiconductor
Corporate Development & Investor Relations	Media Relations
(602) 244-3437	(602) 244-6398
ken.rizvi@onsemi.com	anne.spitza@onsemi.com

Wade Olsen	Tamera Drake
AMI Semiconductor	AMI Semiconductor
Investor Relations	Media Relations
(208) 234-6045	(208) 234-6890
wade_olsen@amis.com	tamera_drake@amis.com

ON Semiconductor and AMIS Holdings, Inc. Proposed Merger Registration Statement Declared Effective